Fees Summary	Nov. 27, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 172,803,561.00
Previously Paid Amount	0.00
Total Fee Amount	26,456.23
Total Offset Amount	0.00
Net Fee	$ 26,456.23
Final Prospectus	false